PARTICIPANT LOANS	12 Months Ended
Dec. 31, 2025
EBP 001
Employee Benefit Plan Participant Loans [Line Items]
PARTICIPANT LOANS

NOTE 3 — PARTICIPANT LOANS

Participants may borrow from their accounts up to a maximum loan amount equal to the lesser of (a) 50 percent of the vested account balance; or (b) $50,000, reduced by: (1) the current outstanding balance of all other loans from the Plan, and (2) the excess (if any) of all Plan loans during the previous 12 months over the current outstanding balance of Plan loans. The minimum amount that a participant can borrow is $500. Participants are limited to two loans outstanding at a time – one Primary Residence Loan and one General Purpose Loan. Subject to approval of the Plan Administrator and a natural disaster (as defined in the Plan document), participants may also have an Emergency Loan outstanding.

The term of a Primary Residence Loan may not exceed 15 years. The term of a General Purpose Loan may not exceed five years or be less than 12 months. The interest rate for participant loans is one percent over the prime rate, determined on a monthly basis. The range of interest rates for outstanding Primary Residence Loans as of December 31, 2025 was 4.25 percent to 9.50 percent, maturing at various dates through September 2038. The range of interest rates for outstanding General Purpose Loans as of December 31, 2025 was 4.25 percent to 9.50 percent, maturing at various dates through March 2030. There were no Emergency Loans outstanding as of December 31, 2025 or 2024.

Loan repayments are made through after-tax payroll deductions. Terminated employees generally have 90 days to elect to continue to make loan repayments or pay off the loan in full. Failure of the terminated employee to establish a loan repayment schedule or payoff the loan in full during this 90-day window generally results in a default of the loan, which is taxable income to the participant.